UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices, including zip code)

(713) 296-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 2013, Apache Corporation (Apache or the Company) and Fieldwood Energy LLC (Fieldwood), an affiliate of Riverstone Holdings, entered into a Purchase and Sale Agreement (the “Agreement”), pursuant to which Apache agreed to sell its Gulf of Mexico Shelf operations and properties to Fieldwood for a purchase price of $3.75 billion, subject to customary adjustments to reflect an economic effective date of July 1, 2013. The transaction closed on September 30, 2013. In the transaction, Fieldwood assumed all asset retirement obligations for the acquired properties, which are estimated by Apache to be at a discounted value of approximately $1.5 billion. Apache has retained 50 percent of its ownership interest in all exploration blocks and in horizons below production in developed blocks, where high-potential deep hydrocarbon plays are being tested. The Company intends to use the proceeds from the transaction to reduce debt and enhance financial flexibility. Pursuant to the Agreement, Apache will continue to operate the acquired properties during a transitional period.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

The unaudited pro forma financial statements of Apache Corporation and its subsidiaries reflecting the closing of the sale of its Gulf of Mexico Shelf Assets are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 9.01 by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Apache Corporation and Subsidiaries, for the six months ended June 30, 2013 and year ended December 31, 2012, the Unaudited Pro Forma Condensed Consolidated Balance Sheet of Apache Corporation and Subsidiaries, as of June 30, 2013, and the related notes thereto, to show the pro forma effects of Apache’s sale of its Gulf of Mexico Shelf operations and properties. The financial statements contained herein incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and its Quarterly Report on Form 10-Q for the six months ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: October 3, 2013	/s/ Thomas P. Chambers
Thomas P. Chambers
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Apache Corporation and Subsidiaries, for the six months ended June 30, 2013 and year ended December 31, 2012, the Unaudited Pro Forma Condensed Consolidated Balance Sheet of Apache Corporation and Subsidiaries, as of June 30, 2013, and the related notes thereto, to show the pro forma effects of Apache’s sale of its Gulf of Mexico Shelf operations and properties.

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